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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: April 9, 1998





                               TMP WORLDWIDE INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)




 Delaware                    0-21571                   13-3906555
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(State of             (Commission File No.)           (I.R.S. Employer
Incorporation)                                        Identification No.)





1633 Broadway, New York, New York                                   10019
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(Address of principal executive offices)                          (Zip Code)




        Registrant's telephone number, including area code: 212-977-4200


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Item 5.  Other Events.

         On April 9, 1998, TMP Worldwide Inc. issued the press release filed herewith as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99. Press Release dated April 9, 1998.

         All other items of this report are inapplicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      TMP WORLDWIDE INC.




Dated:  April 9, 1998                 By:/s/James J. Treacy
                                         ----------------------------
                                          James J. Treacy
                                          Chief Operating Officer




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